EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                            18. U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the quarterly Report on Form 10-Q of Drew Industries Incorporated (the "Company") for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Leigh
J. Abrams, as Chief Executive Officer of the Company, and Fredric M. Zinn, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


                                          By /s/ Leigh J. Abrams
                                             -------------------
                                          Leigh J. Abrams
                                          President, Chief Executive Officer and
                                          Principal Executive Officer
                                          May 9, 2003


                                          By /s/ Fredric M. Zinn
                                             -------------------
                                          Fredric M. Zinn
                                          Executive Vice President and
                                          Chief Financial Officer
                                          Principal Financial Officer
                                          May 9, 2003


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